UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 17, 2012

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the 2012 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”) held on May 17, 2012 (the “Annual Meeting”), the holders of Genworth’s Class A Common Stock entitled to vote at the meeting approved the 2012 Genworth Financial, Inc. Omnibus Incentive Plan (the “2012 Plan”). The Genworth Board of Directors previously approved the 2012 Plan on March 14, 2012, subject to stockholder approval at the Annual Meeting. A description of the material terms of the 2012 Plan was included in Genworth’s definitive proxy statement relating to the Annual Meeting as filed with the Securities and Exchange Commission on April 4, 2012, and is incorporated herein by reference. The aggregate number of shares of Genworth’s Class A Common Stock reserved and available for issuance pursuant to awards granted under the 2012 Plan is 16,000,000, plus a number of shares (not to exceed 25,000,000) underlying awards outstanding as of May 17, 2012 under Genworth’s 2004 Omnibus Incentive Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

As previously disclosed, effective as of May 1, 2012, Martin P. Klein, Senior Vice President–Chief Financial Officer of Genworth, was appointed by the Board as the Acting President and Acting Chief Executive Officer of Genworth. On May 17, 2012, the Management Development and Compensation Committee of the Board approved additional compensation for Mr. Klein. Effective May 1, 2012, in addition to his annual base salary of $570,000, Mr. Klein will receive $20,000 per month for serving as Acting President and Acting Chief Executive Officer. Such amounts will also be considered part of Mr. Klein’s “base compensation” for purposes of determining his target annual incentive opportunity, which has been set at 125% of base compensation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on May 17, 2012, the holders of Genworth’s Class A Common Stock entitled to vote at the meeting (1) elected all seven of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) approved the 2012 Genworth Financial, Inc. Omnibus Incentive Plan, and (4) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2012.

The voting results were as follows:

Proposal 1

Election of directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Steven W. Alesio	350,701,065	32,131,229	4,823,378	51,555,344

William H. Bolinder	356,134,963	26,697,740	4,842,969	51,555,344

Nancy J. Karch	329,830,973	53,031,863	4,812,835	51,555,344

Christine B. Mead	356,660,810	26,197,087	4,817,775	51,555,344

Thomas E. Moloney	355,862,044	26,984,998	4,828,630	51,555,344

James A. Parke	349,733,415	33,113,183	4,829,074	51,555,344

James S. Riepe	349,907,489	32,941,015	4,827,168	51,555,344

Proposal 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Approval, on an advisory basis, of the compensation of Genworth’s named executive officers	363,265,886	19,512,884	4,896,902	51,555,344

Proposal 3

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Approval of 2012 Genworth Financial, Inc. Omnibus Incentive Plan	353,240,628	29,601,276	4,833,768	51,555,344

Proposal 4

	Votes For	Votes Against	Abstentions

Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2012	422,153,030	11,973,287	5,104,700

Item 9.01 Financial Statements and Exhibits.

The following document is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2012 Genworth Financial, Inc. Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 21, 2012	By:	/s/ Leon E. Roday
Leon E. Roday
Senior Vice President,
General Counsel and Secretary

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